UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 4, 2013
(Date of earliest event reported)

US Ecology, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11688 (Commission File Number)	95-3889638 (IRS Employer Identification Number)

251 E. Front St., Suite 400 Boise, ID (Address of principal executive offices)	83702 (Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.

On December 4, 2013, US Ecology, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, relating to an underwritten public offering of 2,600,000 shares of its common stock, $0.01 par value per share, (the “Shares”) at a price to the public of $34.00 per share (the “Offering Price”).  Under the terms of the Underwriting Agreement, the Company also granted the underwriters a 30-day option to purchase up to an additional 390,000 shares of common stock, which was exercised in full on December 6, 2013.  The Company has agreed to provide the underwriters with customary indemnification rights under the Underwriting Agreement.  The offering, including the shares of common stock pursuant to the underwriters’ option to purchase additional shares, closed on December 10, 2013.  The Company estimates it net proceeds from the offering to be approximately $96.5 million.

The offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-187001) previously filed with the Securities and Exchange Commission (the “Registration Statement”) and a preliminary and final prospectus supplement thereunder.  The Company filed with the SEC a prospectus supplement, dated December 4, 2013, together with the accompanying prospectus, dated April 30, 2013, relating to the offering of the Shares.

A copy of the Underwriting Agreement executed in connection with the offering is filed herewith as Exhibit 1.1 and is incorporated herein and into the Registration Statement by reference.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

The opinion of the Company’s counsel regarding the validity of the Shares issued in this offering is filed herewith as Exhibit 5.1 and is incorporated herein and into the Registration Statement by reference.

Item 7.01 — Regulation FD Disclosure.

On December 4, 2013, the Company issued a press release announcing the pricing of the public offering.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement among the Company and Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, dated as of December 4, 2013

5.1	Opinion of Dechert LLP

23.1	Consent of Dechert LLP (contained in its opinion filed as Exhibit 5.1)

99.1	Press Release dated December 4, 2013

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

US ECOLOGY, INC.

Date: December 10, 2013	By:	/s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement among the Company and Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, dated as of December 4, 2013

5.1	Opinion of Dechert LLP

23.1	Consent of Dechert LLP (contained in its opinion filed as Exhibit 5.1)

99.1	Press Release dated December 4, 2013